UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report   November 17, 2005

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2005, the Company issued a press release reporting its financial results for the quarter ended September 30, 2005.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on form
8-K.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits:

99.1    Press Release of Cap Rock Energy Corporation, dated November 17, 2005, which is being furnished, not filed, pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By	/s/ Celia B. Page
November 17, 2005	Celia B. Page
Vice-President, Chief Accounting Officer,
Assistant Secretary/Treasurer and Controller
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Cap Rock Energy Corporation dated November 17, 2005